UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2023

CASTELLUM, INC.
(Exact name of Registrant as specified in its charter)

Nevada	001-41526	27-4079982
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3 Bethesda Metro Center, Suite 700
Bethesda,
MD 20814
(Address of principal executive offices, including zip code)

301-
961
-
4895
(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CTM	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

2023 Annual Meeting of Stockholders

The Board of Directors of Castellum, Inc. (“Castellum” or the “Company”) has determined that the 2023 annual meeting of stockholders (the “2023 Annual Meeting”) will be held on May 25, 2023.  The Board also approved March 31, 2023 as the record date for the 2023 Annual Meeting.
Only stockholders of record at the close of business on that date may attend and vote at the meeting or any adjournment or postponement thereof.

Due to the fact that Castellum did not hold a 2022 annual meeting of stockholders (the “2022 Annual Meeting”) and pursuant to the Company’s Amended and Restated Bylaws (the “Bylaws”), the Company has set a deadline of 5:00 p.m., eastern daylight time on March 30, 2023 for the receipt of any qualified stockholder proposal or qualified stockholder nominations.

In accordance with
Rule
14a-8(e)
under the
Securities Exchange Act of 1934
, as amended (the “
Exchange Act
”), and the Company’s amended and restated bylaws (the “Bylaws”), the deadline for receipt of stockholder proposals or nominations for inclusion in the Company’s proxy statement for the 2023 Annual Meeting pursuant to Rule 14a-8 will be no later than 5:00 p.m., Eastern  Daylight Time, on March 30, 2023, or the tenth (10th) day following this public announcement of the meeting date. Stockholder proposals must comply with all of the applicable requirements set forth in the rules and regulations of the Securities and Exchange Commission, including Rule
14a-8
under the
Exchange Act
and the Bylaws. Stockholder proposals and director nominations should be addressed to
Castellum, Inc. Attn: Corporate Secretary, 3 Bethesda Metro Center, Suite 700, Bethesda, MD 20814.

Press Release

On March 20, 2023, the Company issued a press release announcing that it plans to hold the 2023 Annual Meeting of Stockholders of the Company on May 25, 2023.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01
Financial Statements and Exhibits.

(d)
Exhibits
.

Exhibit No.	Description
99.1	Press Release dated March 20, 2023 announcing the date of the Company’s 2023 Annual Meeting of Stockholders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASTELLUM, INC.

Date: March 20, 2023	By:	/s/ Mark C. Fuller
	Name:	Mark C. Fuller
	Title:	Chief Executive Officer (Principal Executive Officer)